                                                                               .
                                                                               .
                                                                               .
                                                                  EXHIBIT (5)(b)

[PRUDENTIAL FINANCIAL LOGO]

                                                                                                                   PRUCO LIFE ELITE
                  PRUCO LIFE INSURANCE COMPANY,                                                        VARIABLE ANNUITY APPLICATION
                  a Prudential company                                                   Flexible Payment Variable Deferred Annuity
-----------------------------------------------------------------------------------------------------------------------------------
                  On these pages, I, You,and your refer to the contract owner.  We, us, and our refer to Pruco Life Insurance
                  Company, a Prudential company.

------------------------------------------------------------------------------------------------------------------------------------
1  CONTRACT       Contract number (if any) ________________________________
   OWNER
   INFORMATION    [ ] Individual [ ] Corporation  [ ] UGMA/UTMA [ ] Other

                  TRUST: [ ] Grantor  [ ] Revocable   [ ]Irrevocable            TRUST DATE   ____    ____   ____
                                                                                             month   day    year

                  Name of owner (firs& middle initial, last name)
                  ________________________________________________________________________________________________________________

                  Street                                                                                               Apt.
                  ________________________________________________________________________________________________     ___________

                  City                                                                   State             ZIP code
                  ___________________________________________________________________    _____             _______-____

                  Social Security number/EIN                  Date of birth (mo., day, year)               Telephone number
                  __________________________                     ____ ____ ________                         ___ ___ - ____

                  A.  [ ] Female   B.  [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien). I am a citizen of
                      [ ] Male         [ ] Resident alien   _______________________________________________________________________

                  If a corporation or trust is indicated above, please check the following as it applies.
                  [ ] Tax-exempt entity under IRS Code 501    [ ] Trust acting as agent for an individual under IRS Code 72(u)

-----------------------------------------------------------------------------------------------------------------------------------
2  JOINT          The joint owner must be the owner's spouse and must be listed as the primary beneficiary.
   OWNER          Name of joint owner, if any (first, middle initial, last name)
   INFORMATION    _________________________________________________________________________________________________________________
   (if any)       Street (Leave address blank if same as owner.)                                                        Apt.
   Do not         ________________________________________________________________________________________________     ___________
   complete if
   you are        City                                                                   State             ZIP code
   opening        ___________________________________________________________________    _____             _______-____
   an IRA.
                  Social Security number/EIN                  Date of birth (mo., day, year)               Telephone number
                  __________________________                     ____ ____ ________                         ___ ___ - ____

                  A.  [ ] Female   B.  [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien). I am a citizen of
                      [ ] Male         [ ] Resident alien   _______________________________________________________________________

                      If a corporation or trust is indicated above, please check the following as it applies.
                      [ ] Tax-exempt entity under IRS Code 501    [ ] Trust acting as agent for an individual under IRS Code 72(u)

-----------------------------------------------------------------------------------------------------------------------------------
3  ANNUITANT      This section must be completed only if the annuitant is not the owner or if the owner is a trust or a
   INFORMATION    corporation.
   (if different  Name of annuitant {first, middle initial, last name)
   than the       _________________________________________________________________________________________________________________
   owner)         Street (Leave address blank if same as owner)                                                        Apt.
                  ________________________________________________________________________________________________     ___________

                  City                                                                   State             ZIP code
                  ___________________________________________________________________    _____             _______-____

                  Social Security number/EIN                  Date of birth (mo., day, year)               Telephone number
                  __________________________                     ____ ____ ________                         ___ ___ - ____

                  A.  [ ] Female   B.  [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien). I am a citizen of
                      [ ] Male         [ ] Resident alien   _______________________________________________________________________


-------------------------------------------------------------------------------
Pruco Corporate Office: Pruco Life Insurance Company, Phoenix, AZ 85014
ORD 99710                       Page 1 of 6                          Ed. 3/2002

-----------------------------------------------------------------------------------------------------------------------------------
4  CO-ANNUITANT   Name of co-annuitant (first, middle, initial, last name)
   INFORMATION    _________________________________________________________________________________________________________________
   (if any)       Social Security number                     Date of birth (mo, day, year)               Telephone number
   Do not         ______________________                         ____ ____ ________                      ____ ____ -  ______
   complete if
   you are        A.  [ ] Female   B.  [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien). I am a citizen of
   opening            [ ] Male         [ ] Resident alien   _______________________________________________________________________
   an IRA.

-----------------------------------------------------------------------------------------------------------------------------------
5  BENEFICIARY    [X] PRIMARY CLASS
   INFORMATION    Name of beneficiary  (first, middle initial, last name) If trust, include name of trust and trustee's name.
   (Please add    _________________________________________________________________________________________________________________
   additional
   beneficiaries  TRUST: [ ] Revocable      [ ] Irrevocable       Trust date(mo.,day, year) ____ ____ ______
   in             Beneficiary's relationship to owner ______________________________________________
   section 17.)

                  CHECK ONLY ONE:   [ ]  Primary class      [ ] Secondary class

                  Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
                  _________________________________________________________________________________________________________________

                  TRUST:  [ ]  Revocable    [ ]  Irrevocable      Trust date(mo.,day, year) ____ ____ ______
                  Beneficiary's relationship to owner ______________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
6  DEATH          Check one of the following four Death Benefit options.  See section 14 for additional information.
   BENEFIT        [ ]   Base Death Benefit.
                  [ ]   Guaranteed Minimum Death Benefit (GMDB) with a Roll-Up option.
                  [ ]   Guaranteed  Minimum Death Benefit with an annual Step-Up option.
                  [ ]   Guaranteed Minimum Death Benefit with a Roll-Up and an annual Step-Up option.

                  Indicate below if you want the Earnings Appreciator supplemental death benefit. See section 14 for additional information. [ ] Yes, I would like the Earnings Appreciator Benefit.

                  [ ] Yes, I would like the Earning Appreciator Benefit.

-----------------------------------------------------------------------------------------------------------------------------------
7  TYPE OF        PLAN TYPE.
   PLAN AND       Check only one:  [ ] Non-qualified  [ ] Traditional IRA  [ ] Roth IRA/Custodial  [ ] Custodial account (PSI only)
   SOURCE OF      SOURCE OF FUNDS.Check all that apply:
   FUNDS
   (minimum of    [ ]  Total amount of the check(s) included with this
   $l0,000)            application. (Make checks payable to Prudential.)                            $ ____ , ______ , ______ , ____
                  [ ]  IRA ROLLOVER                                                                 $ ____ , ______ , ______ , ____

                  If Traditional IRA or Roth IRA new contribution(s) for the current and/or previous year, complete the following:
                  $ ____, ______ . ____    YEAR   ________                                  $ ____, ______ . ____     YEAR ________
                  [ ] 1035 Exchange (non-qualified only), estimated amount:                         $ ____ , ______ , ______ , ____
                  [ ] IRA Transfer (qualified), estimated amount:                                   $ ____ , ______ , ______ , ____
                  [ ] Direct Rollover (qualified), estimated amount:                                $ ____ , ______ , ______ , ____
                  [ ] Roth Conversion IRA, establishment  date:*                                      ____   ____    ________
                                                                                                      month  day       year

                        *     This is the date you originally converted from a traditional IRA to a Roth Conversion IRA. (If omitted the current tax year will be used.) This is required for the IRA five-tax year; holding period requirement.

                  A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT WHICH WILL BE
                  REPORTED TO THE INTERNAL REVENUE SERVICE.

--------------------------------------------------------------------------------
ORD 99710                       Page 2 of 6                          Ed. 3/2002

------------------------------------------------------------------------------------------------------------------------------------
8  PURCHASE       Please write in the percentage of your payment that you want to allocate to the following options.  The
   PAYMENT        total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE APPLICANT MUST INITIAL
   ALLOCATION(S)  THE CHANGES.

                                               OPTION                                                            OPTION
   INTEREST RATE OPTIONS                       CODES      %    VARIABLE INVESTMENT OPTIONS (CONTINUED)           CODES       %
   -------------------------------------------------------------------------------------------------------------------------------
                                                               SP Conservative Asset
   1 Year Fixed-Rate Option                   1YRFXD           Allocation Portfolio                              CONSB
   Dollar Cost Averaging (DCA) 6 Month*       DCA6             SP Davis Value Portfolio                          VALUE
   Dollar Cost Averaging (DCA) 12 Month*      DCA12            SP Deutsche International Equity Portfolio        DEUEQ
   VARIABLE INVESTMENT OPTIONS                                 SP Growth Asset Allocation Portfolio              GRWAL
   Prudential Equity Portfolio                STOCK            SP INVESCO Small Company Growth Portfolio         VIFSG
   Prudential Global Portfolio                GLEQ             SP Jennison International Growth Portfolio        JENIN
   Prudential Jennison  Portfolio             GROWTH           SP Large Cap Value Portfolio                      LRCAP
   Prudential Money  Market  Portfolio        MMKT             SP MFS Capital Opportunities Portfolio            MFSCO
   Prudential Stock Index Portfolio           STIX             SP MFS Mid Cap Growth Portfolio                   MFSMC
   Prudential Value Portfolio                 HIDV             SP PIMCO High Yield Portfolio                     HIHLD
   SP Aggressive Growth Asset
   Allocation Portfolio                       AGGGW            SP PIMCO Total Return Portfolio                   RETRN
   SP AIM Aggressive Growth Portfolio         AIMAG            SP Prudential U.S. Emerging Growth Portfolio      EMRGW
   SP AIM Growth and Income Portfolio         AIMGI            SP Small/Mid Cap Value Portfolio                  SMDVL
                                                               SP Strategic Partners Focused
   SP Alliance Large Cap Growth Portfolio     LARCP            Growth Portfolio                                  STRPR
                                                               Janus Aspen Series Growth Portfolio-
   SP Alliance Technology Portfolio           ALLTC            Service Shares                                    JANSR
   SP Balance Asset Allocation Portfolio      BALAN            A Jennison Portfolio                              TBD
                                                               TOTAL                                                        100%


   * THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST
     $5,000.

------------------------------------------------------------------------------------------------------------------------------------
9  DOLLAR COST    If you elect to use more than one Dollar Cost Averaging option, you must also complete a Request for Dollar
   AVERAGING      Cost Averaging Enrollment or Change form (ORD 78275).
   PROGRAM        [ ]  DOLLAR COST AVERAGING:  I authorize Prudential to automatically transfer funds as indicated below.

                       TRANSFER FROM:  (You cannot transfer from the 1 Year Fixed-Rate option.)*
                       *If you selected the DCA6 or DCA12 option in section 8, only complete the TRANSFER TO information.
                       Option   code:  ____________        $ ____,______,______.____        or  ______%

                       TRANSFER FREQUENCY:  [ ]  Annually       [ ]  Semiannually    [ ] Quarterly       [ ] Monthly

                       TRANSFER TO: (You cannot transfer to the Interest Rate Options.)
                       The total of the two columns must equal 100 percent.

                       OPTION CODE                PERCENT                 OPTION CODE               PERCENT
                       ____________               ______%                 ____________              ______%
                       ____________               ______%                 ____________              ______%
                       ____________               ______%                 ____________              ______%

                  I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus, and that upon termination of the DCA6 or DCA12 programs, I will no longer receive the interest rate associated with this program.


--------------------------------------------------------------------------------
ORD 99710                       Page 3 of 6                          Ed. 3/2002

------------------------------------------------------------------------------------------------------------------------------------
10 AUTO-               [ ]   AUTO-REBALANCING:  I want to maintain my allocation percentages. Please have my portfolio mix
   REBALANCING               automatically adjusted as allocated in section 8 under my variable investment options.

                             Adjust my portfolio:   [ ] Annually   [ ] Semiannually   [ ] Quarterly    [ ] Monthly

                             Please specify the start date if different than the contract date: ______  ____  ________
                                                                                                 month   day     year

------------------------------------------------------------------------------------------------------------------------------------
11 TELEPHONE           We will accept your transfers and reallocations over the telephone. Please indicate below if you wish to
   TRANSFERS           extend authority as follows.

                       [ ] I authorize Prudential to accept telephone transfers and reallocation instructions from my Registered
                           Investment Adviser.

------------------------------------------------------------------------------------------------------------------------------------
12 AGGREGATION         [ ] I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar
   (non-qualified          year.
   annuities only)     Contract number _________________________

------------------------------------------------------------------------------------------------------------------------------------
13 REPLACEMENT         Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?
   QUESTIONS AND       [ ]  Yes    [ ]  No (If "Yes," provide the following information for each policy or contract and
   DISCLOSURE                                     attach all applicable Prudential disclosure and state replacement forms.)
   STATEMENT
                       Company name
                       ____________________________________________________________________________________________________________

                       Policy or contract number         Year of issue (mo, day, year)        Name of plan (if applicable)
                       ________________________          _____  ____  ________                ________________________________

                       Do you (the representative) have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

                       [ ] Yes   [ ]  No (You must check"Yes" if the customer has responded "Yes" to the replacement question above.
                                      If "Yes," please provide details in the Additional Remarks section.)

                       THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE REPLACEMENT REGULATIONS REQUIRE.  (CHECK ONE).

                       [ ] I do have existing life insurance policies or annuity contracts. (You must complete the Important
                           Notice Regarding Replacement form (COMB 89216), whether or not this transaction is considered a replacement.)

                       [ ] I do not have existing life insurance policies or annuity contracts.

------------------------------------------------------------------------------------------------------------------------------------
14 FEATURES            Please note that you have various options available under this annuity contract. You have made choices
   AND COSTS           concerning: (1) the Death Benefit available to your beneficiaries and (2) the Earnings Appreciator Benefit.
   OF A PRUCO          Each of these choices has both costs and benefits associated with it.
   LIFE ELITE
   VARIABLE            The following is a summary of the costs, which you should review before signing this application. If you
   ANNUITY             have any questions, please consult with your representative and review the contract or prospectus, which contain a more complete explanation of these features.

                        GUARANTEED MINIMUM DEATH BENEFIT (GMDB). The Insurance Charge for the contract is 1.60 percent if you do not elect a GMDB. There is an additional charge for a GMDB which depends on the GMDB option that you chose. If you chose either the GMDB with a Roll-Up option or the GMDB with an annual Step-Up option, there is an additional charge of 0.20 percent. If you chose the GMDB with a Roll-Up and annual Step-Up option, there is an additional charge of 0.30 percent.

                        EARNINGS APPRECIATOR BENEFIT (EAB). This feature is available in addition to any of the Death Benefit options. There is an additional charge of 0.30 percent for this feature.

                        CREDIT. I understand that after three contract years have elapsed (and again three years thereafter), I may opt for the 1 percent maximum credit described in the prospectus. If I make this election, I understand that
                        I will become subject to a new, three-year withdrawal charge period.

--------------------------------------------------------------------------------
ORD 99710                       Page 4 of 6                          Ed. 3/2002

------------------------------------------------------------------------------------------------------------------------------------
15 SIGNATURE(S)

                       If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that
                       I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, and other features as described in the prospectus.

                       No representative can make or change a contract or waive any of the contract rights.

                       I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                       [ ]  If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

                       [ ]  If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                       [ ]  Check here to request a Statement of Additional Information.

                       Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

                       CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

                       COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be repotted to the Colorado Division of
                       Insurance within the Department of Regulatory Agencies.

                       NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

                       OKLAHOMA: WARNING - Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

                       MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN
                       WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                       I understand it is my responsibility to remove the minimum distribution from the purchase payment prior to sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied the required minimum distributions from other IRA funds.

                       By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es)
                       the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract.


                                                                     (continued)
--------------------------------------------------------------------------------
ORD 99710                       Page 5 of 6                          Ed. 3/2002

------------------------------------------------------------------------------------------------------------------------------------
15 SIGNATURE(S)        OWNER'S TAX CERTIFICATION
   (CONTINUED)         Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I HAVE/HAVE NOT (circle one) been notified by the Internal Revenue
                       Service that I am subject to backup withholding due to underreporting of interest or dividends.

                                   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                       DOCUMENT OTHER THEN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                        We must have each owner and annuitant signature even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.
                       I hereby certify that all information contained in this application is complete and true to the best of my knowledge.

                      X _________________________________________________________________         _____     ____       ________
                         Contract owner's signature and date                                      month      day         year

                      X _________________________________________________________________         _____     ____       ________
                         Joint owner's signature (if applicable) and date                         month      day         year

                      X _________________________________________________________________         _____     ____       ________
                         Annuitant's signature (if applicable) and date                           month      day         year

                      X _________________________________________________________________         _____     ____       ________
                         Co-annuitant's signature (if applicable) and date                        month      day         year


                       __________________________________________________________________
                       Signed at (city, state)

------------------------------------------------------------------------------------------------------------------------------------
16 REPRESEN-           This application is submitted in the belief that the purchase of this contract is appropriate for the
   TATIVE'S            applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been
   SIGNATURE(S)        made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                       The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.


                       __________________________________________________________________              __________________________
                       Representative's name  (Please print)                                             Rep's contract/FA number

                       X _________________________________________________________________         _____     ____       ________
                         Representative's signature and date                                       month     day          year

                       __________________________________________________________________              __________________________
                         Second representative's name (Please print)                                     Rep's contract/FA number

                       X _________________________________________________________________         _____     ____       ________
                         Second representative's signature and date                                month     day          year

                       ___________________________________________________________________       ______ ______ - ________
                        Branch/field office name and code                                         Representative's telephone number


------------------------------------------------------------------------------------------------------------------------------------
17 ADDITIONAL
   REMARKS             ____________________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________


------------------------------------------------------------------------------------------------------------------------------------
                       STANDARD     PRUDENTIAL ANNUITY SERVICE CENTER           OVERNIGHT   PRUDENTIAL ANNUITY SERVICE CENTER
                       MAIL TO:     PO BOX 7590                                 MAIL TO:    2101 WELSH ROAD
                                    PHILADELPHIA, PA 19101                                  DRESHER, PA 19025

                       If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday
                       through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.


--------------------------------------------------------------------------------
ORD 99710                       Page 6 of 6                          Ed. 3/2002